SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  May 19, 2005
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                                 Date of Report
                        (Date of earliest event reported)



                    ADVANCED DIGITAL INFORMATION CORPORATION
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             (Exact name of registrant as specified in its charter)

             Washington                  0-21103                91-1618616
             ----------                  -------                ----------
    (State or other jurisdiction  (Commission File No.)        (IRS Employer
         of incorporation)                                  Identification No.)

           11431 Willows Road NE, PO Box 97057, Redmond, WA 98073-9757
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               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 881-8004
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On May 19, 2005, Advanced Digital Information Corporation issued a press release announcing financial results relating to its second quarter 2005 ended April 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.


Item 7.01   FD Disclosure.

     On May 17, 2005, Advanced Digital Information Corporation's German subsidiary (the "Company") closed a sale-leaseback transaction for real property comprising manufacturing, production, storage and office space located in Bohmenkirch, Germany (the "Facility"). In the transaction, the Company sold the Facility for (euro)3.5 million in cash. Simultaneously, a lease commenced under which the Company will lease the Facility back from the purchaser for lease rents totaling (euro)590,000 in cash over the initial term ending on December 31, 2007. The lease requires the Company to return the Facility in stages. The lease for the portion of the Facility to be returned at the end of December 2007 may be extended for up to 12 months.

     As a result of the sale-leaseback of the Facility, Advanced Digital Information Corporation expects to record a total gain of about US$3.2 million. Of this amount, about US$2.4 million will be recognized as of the closing of the sale and the remainder will be recognized over the the duration of the leaseback term through December 2007.

     This disclosure in Item 7.01 of this Form 8-K contains forward-looking statements relating to the expected financial impact and accounting treatment for the transaction described above. The financial impact and accounting treatment are subject to quarter-end and year-end adjustment and could differ materially from the financial information provided. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this disclosure. Advanced Digital Information Corporation undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this disclosure or to reflect the occurrence of unanticipated events.


Item 9.01   Financial Statements and Exhibits.

     (c)     Exhibits

     99.1 Press release issued by Advanced Digital Information Corporation, dated May 19, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  May 19, 2005

                                Advanced Digital Information Corporation

                                By: /s/ Jon Gacek
                                    -------------------------------------
                                    Jon Gacek
                                    Chief Financial Officer and Executive Vice
                                    President--Finance and Operations

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